Commitment and Contingencies (Details Narrative) - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Capital Raise Description	In connection with the merger we are committed to our previous preferred stock and debt holders to raise $9 million in a secondary IPO or debt, as defined in the agreements. In February 2021, we successfully raised the $9 million.	In connection with the CMS merger we are committed to our previous preferred stock and debt holders to raise $9 million in a secondary IPO, private placement and debt as defined in the agreements.
Litigation			$ 246,632